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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: October 30, 2003
                        (Date of earliest event reported)

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)


       Delaware                    333-100663                   75-2808384
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


               4000 Horizon Way
                Irving, Texas                                     75063
  (Address of Principal executive offices)                      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000





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Item 5. Other Events.
        -------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-100663) filed with the Securities and Exchange Commission (the "Commission") on October 24, 2002, as amended by Amendment No. 1 thereto filed with the Commission on October 31, 2002 (such Registration Statement, as amended, the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus dated October 31, 2002 and the related Prospectus Supplement dated October 23, 2003 (collectively, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2003-AR4 (the "Offered Securities").

         The Registrant is filing this Current Report on Form 8-K to file the supplemental legality opinion of Andrews Kurth LLP as Exhibit 5.2 to the Registration Statement and the related consent as Exhibit 24.2.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (c)  Exhibits

          Exhibit No.       Description
          -----------       -----------

                  5.2       Legality Opinion of Andrews Kurth LLP

                 24.2 Consent of Andrews Kurth LLP (contained in the opinion filed as Exhibit 5.2)

                                      - 2 -




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                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            FIRST HORIZON ASSET SECURITIES INC.

October 30, 2003            By:   /s/ Wade Walker
                                -------------------------------

                                   Wade Walker
                                   Senior Vice President - Asset Securitization

Form 8-K (FHASI 2003-AR4)
Supplemental Legality Opinion